WAIVER NO. 3

                  This WAIVER NO. 3 ("Waiver No. 3") is made as of June 30, 1999 among MMH HOLDINGS, INC., a Delaware corporation ("Holdings"), its subsidiaries named on the signature pages hereto, and the Agents and the lending institutions named on the signature pages hereto. This Waiver No. 3 is made with reference to that certain Waiver dated as of March 2, 1999 (the "March Waiver") and that certain Waiver dated as of June 14, 1999 (the "June Waiver" and, together with the March Waiver, the "Waivers") relating to that certain Credit Agreement dated as of March 30, 1998, as amended as of August 28, 1998, by and among Holdings, the U.S. Borrowers, the U.K. Borrower, the Canadian Borrowers, the Agents and the Banks (the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, Holdings, the Borrowers, the Agents and the Banks entered into the Credit Agreement; and

                  WHEREAS, the Borrowers have been granted the Waivers relating to certain outstanding Defaults through June 30, 1999 and have requested an extension of the Waivers through August 2, 1999, and the Required Banks are willing to grant such waiver extension on the terms and conditions set forth herein;

                  Now, therefore, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  WAIVERS TO THE CREDIT AGREEMENT

                  The definition of Waiver Period set forth in the Waivers is hereby amended to extend the period through August 2, 1999 and all references in the Waivers to the Waiver Period shall be deemed to be references to the Waiver Period as extended hereby; provided, that during the Waiver Period, as extended, the conditions set forth in Section 2 of the March Waiver are complied with and provided, further, that an Event of Default shall be deemed to have occurred as of August 3, 1999 if the Borrowers are not in compliance with any of the financial covenants set forth in the Credit Agreement as of that date.

                  SECTION 2.  RATIFICATION

                  2.1 To induce the Required Banks to enter into this Waiver No. 3, the Borrowers and the Guarantors jointly and severally represent and warrant that after giving effect to this Waiver No. 3 no violation of the terms of the Credit Agreement exists and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  2.2 Except as expressly set forth in this Waiver No. 3 and the Waivers, the terms, provisions and conditions of the Credit Agreement and the Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified. In the event of inconsistencies between this Waiver No. 3, together with the Waivers, and the Credit Agreement, the terms of this Waiver No. 3, together with the Waivers, shall govern.

                  2.3 Each Borrower hereby confirms and acknowledges to the Agents and the Banks that it is validly and justly indebted to the Agents and the Banks for the payment of all Obligations without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

                  SECTION 3.        CONSENT TO AGREEMENT IN PRINCIPLE TO AMEND

                  Holdings, the Borrowers, the Agents and the Required Banks hereby agree to enter into an amendment to the Credit Agreement on substantially the terms and conditions set forth on Exhibit A hereto subject to, among other things, the satisfaction of conditions precedent thereto and the preparation, execution and delivery of satisfactory legal documentation.

                  SECTION 4.        COUNTERPARTS; EFFECTIVENESS

     This Waiver No. 3 may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Waiver No. 3 shall become effective as of the date hereof upon the execution of the counterparts hereof by Holdings, the Borrowers, the Guarantors and the Required Banks. Delivery of an executed counterpart of a signature page of this Waiver No. 3 by telecopy shall be effective as delivery of a manually executed counterpart of this Waiver No. 3.

                  SECTION 5.        GOVERNING LAW

                  THIS WAIVER NO. 3 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

                  SECTION 6.        ACKNOWLEDGEMENT AND CONSENT BY
                                    THE GUARANTORS

                  6.1 Each Guarantor hereby acknowledges that it has read this Waiver No. 3 and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Waiver No. 3, its obligations under its Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                  6.2 Each Guarantor hereby confirms and acknowledges that it is validly and justly indebted to the Agents and the Banks for the payment of all of the Obligations which it has guaranteed, without offset, defense, cause of action or counterclaim of any kind or nature whatsoever.

                            [SIGNATURE PAGES FOLLOW]

                  Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

                        MMH HOLDINGS, INC.

                                 By: /s/ David D. Smith
                                 Name:   David D. Smith
                                 Title:  Vice Pres./Treasurer

                        MORRIS MATERIAL HANDLING, INC.

                                 By: /s/ David D. Smith
                                 Name:   David D. Smith
                                 Title:  Vice President

                        MORRIS MATERIAL HANDLING, LLC

                                 By: /s/ David D. Smith
                                 Name:   David D. Smith
                                 Title:  Manager

                        MORRIS MATERIAL HANDLING
                        EQUIPMENT LTD.

                                 By: /s/ David D. Smith
                                 Name:   David D. Smith
                                 Title:  Director

                        MONDEL ULC

                                 By: /s/ David D. Smith
                                 Name:   David D. Smith
                                 Title:  President

                      KAVERIT STEEL AND CRANE ULC

                                By: /s/ David D. Smith
                                Name:   David D. Smith
                                Title:  President

                      MHE TECHNOLOGIES, INC.

                                By: /s/ David Dupert
                                Name:   David Dupert
                                Title:  President

                      PHMH HOLDING COMPANY
                                By: /s/ David Dupert
                                Name:   David Dupert
                                Title:  President

                      MATERIAL HANDLING EQUIPMENT NEVADA CORPORATION
                                By: /s/ David D. Smith
                                Name:   David D. Smith
                                Title:  Treasurer

                      CMH MATERIAL HANDLING, LLC
                                By: /s/ David D. Smith
                                Name:   David D. Smith
                                Title:  Manager

                     EPH MATERIAL HANDLING, LLC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Manager

                     HARNISCHFEGER DISTRIBUTION & SERVICE, LLC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Manager

                     HPH MATERIAL HANDLING, LLC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Manager

                     MERWIN, LLC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Manager

                     MORRIS MECHANICAL HANDLING, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     MPH CRANE, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     NPH MATERIAL HANDLING, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     PHME SERVICE, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     SPH CRANE & HOIST, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     MHE CANADA ULC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  President

                     3016117 NOVA SCOTIA ULC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  President

                     HYDRAMACH ULC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  President

                     BUTTERS ENGINEERING SERVICES LIMITED
                     By: /s/ Martin L. Ditkof
                     Name:   Martin L. Ditkof
                     Title:  Director

                     INVERCOE ENGINEERING LIMITED
                     By: /s/ Martin L. Ditkof
                     Name:   Martin L. Ditkof
                     Title:  Director

                     LOWFILE LIMITED
                     By: /s/ Martin L. Ditkof
                     Name:   Martin L. Ditkof
                     Title:  Director

                     RED CROWN ULC
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Director

                     MMH (HOLDINGS) LIMITED
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Director

                     MORRIS MATERIAL HANDLING LIMITED
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Director

                     MMH INTERNATIONAL LIMITED
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Director

                     MORRIS MATERIAL HANDLING MEXICO
                     S.A. DE C.V.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Director

                     BIRMINGHAM CRANE & HOIST, INC.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     ARIZONA MOTOR AND CONTROL CORPORATION
                     By: /s/ Martin L. Ditkof
                     Name:   Martin L. Ditkof
                     Title:  Director

                     DAJU HOLDINGS LIMITED
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     OVERHEAD CRANE SERVICE & SUPPLY COMPANY LTD.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     OVERHEAD CRANE SERVICE AND SUPPLY COMPANY (SUDBURY) LTD.
                     By: /s/ David D. Smith
                     Name:   David D. Smith
                     Title:  Vice Pres./Treasurer

                     CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Collateral Agent And as a Bank
                     By: /s/ Lindsay Gordon
                     Name:   Lindsay Gordon
                     Title:  Executive Director

                     CIBC Inc., as a Bank
                     By: /s/ Lindsay Gordon
                     Name:   Lindsay Gordon
                     Title:  Executive Director

                     CREDIT AGRICOLE INDOSUEZ,
                     as Syndication Agent and as a Bank
                     By:  /s/ Matthew Linett
                     Name:   Matthew Linett
                     Title:  Vice President

                     BANKBOSTON, N.A.
                     as Documentation Agent and as a Bank
                     By: /s/ Linda E.C. Alto   o
                     Name:   Linda E.C. Alto
                     Title:  Vice President

                     ABN-AMRO BANK N.V., as a Bank
                     By:
                     Name:
                     Title:

                     BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, Inc., as a
                     Bank
                     By: /s/ Patrick J. Rounds
                     Name:   Patrick J. Rounds
                     Title:  Vice President

                     By: /s/ Jack R. Bertges
                     Name:   Jack R. Bertges
                     Title:  Senior Vice President

                     THE FIRST NATIONAL BANK OF CHICAGO, as a Bank
                     By: /s/ Deborah Stevens
                     Name:   Deborah Stevens
                     Title:  Authorized Agent

                     FIRST UNION NATIONAL BANK, as a Bank
                     By: /s/ Scott Santa Cruz
                     Name:   Scott Santa Cruz
                     Title:  Vice President

                     FLEET NATIONAL BANK, as a Bank
                     By:
                     Name:
                     Title:

                     ARCHIMEDES FUNDING, L.L.C., As a Bank
                     By: ING Capital Advisors, Inc.
                     As Collateral Manager
                     By: /s/ Michael P. McAdams
                     Name:   Michael P. McAdams
                     Title:  Managing Director

                     RIGGS BANK N.A., as a Bank
                     By:
                     Name:
                     Title:

                     SANWA BUSINESS CREDIT CORPORATION, As a Bank
                     By:
                     Name:
                     Title:

                     CRESCENT/MACH I PARTNERS, L.P., as a Bank
                     By:  TCW Asset Management
                     Company, Its Investment Manager
                     By: /s/ Justin L. Driscoll
                     Name:   Justin L. Driscoll
                     Title:  Senior Vice President

                     WELLS FARGO BANK, N.A., as a Bank
                     By: /s/ Dana D. Cagle
                     Name:   Dana D. Cagle
                     Title:  Vice President

                     ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., as a Bank
                     By: Pilgrim America
                     Investments, Inc., as its Investment Manager
                     By: /s/ Jason T. Groom
                     Name:   Jason T. Groom
                     Title:  Asst. Vice President

                     SENIOR DEBT PORTFOLIO, as a Bank
                     By:  Boston Management and
                     Research, as Investment Advisor
                     By: /s/ Payson F. Swaffield
                     Name:   Payson F. Swaffield
                     Title:  Vice President

                     CYPRESSTREE INVESTMENT
                     PARTNERS II, LTD., as a Bank
                     By: CypressTree Investment
                     Management Company, Inc.,
                     as Portfolio Manager.
                     By: /s/ Philip C. Robbins
                     Name:   Philip C. Robbins
                     Title:  Principal

                     INDOSUEZ CAPITAL FUNDING IIA,
                     LIMITED, as a Bank
                     By:  Indosuez Capital, as
                     Portfolio Advisor
                     By: /s/ Melissa Marcus
                     Name:   Melissa Marcus
                     Title:  Vice President